                                   FORM 8-K

                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2002

                                HYDRIL COMPANY
            (Exact name of registrant as specified in its charter)

           DELAWARE                     000-31579            95-2777268
-------------------------------   ---------------------   ------------------
(State or other jurisdiction of        (Commission          (IRS Employer
incorporation or organization)         File Number)       Identification No.)

3300 North Sam Houston Parkway East Houston, Texas           77032-3411
--------------------------------------------------        ------------------
    (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code   (281) 449-2000

Item 9.      Regulation FD Disclosure.

     Officers of Hydril Company plan to present materials in the form of a slide show presentation and/or printed materials to meetings of analysts, investment banking firms and prospective investors beginning on April 22, 2002. Among the materials presented will be the following financial information:

[Slide 1]
                                    Segments
                                      2001
                            (Pie chart appears here)
Revenue
    Premium Connections         58%
    Pressure Control            42%

Operating Income
    Premium Connections         60%
    Pressure Control            40%


[Slide 2]
                                  Global Reach
                                      2001
                            (Pie chart appears here)

Geographic Revenue
    Domestic                    43%
    International               57%


[Slide 3]

                        Deep Formation Rig Count - U.S.
                              (Graph appears here)

                                    Rigs                  Rigs
                               greater than           greater than
   Year         Quarter          15,000 ft.            20,000 ft.           U.S. Indexed Revenue
------------------------------------------------------------------------------------------------
                 Q1 94                73                    5                        1.00
                 Q2 94                67                    5                        1.05
   1994          Q3 94                64                    6                        1.14
                 Q4 94                81                    6                        1.20
                 Q1 95                78                    7                        1.23
                 Q2 95                68                    6                        1.35
   1995          Q3 95                92                    8                        1.42
                 Q4 95                81                    8                        1.27
                 Q1 96                84                    6                        1.56
                 Q2 96                93                    8                        1.67
   1996          Q3 96               111                   10                        1.78
                 Q4 96               131                   12                        1.95
                 Q1 97               139                   10                        2.15
                 Q2 97               134                   11                        2.38
   1997          Q3 97               140                   15                        2.54
                 Q4 97               139                   15                        2.74
                 Q1 98               140                   10                        2.69
                 Q2 98               138                    7                        2.87
   1998          Q3 98                99                   10                        2.25
                 Q4 98                99                   13                        1.59
                 Q1 99                95                   12                        1.49
                 Q2 99                77                    9                        1.49
   1999          Q3 99                88                   12                        1.94
                 Q4 99               106                   10                        2.25
                 Q1 00               103                   12                        2.62
                 Q2 00               109                   11                        2.73
   2000          Q3 00               134                   16                        3.36
                 Q4 00               139                   19                        3.19
                 Q1 01               151                   22                        3.22
                 Q2 01               173                   25                        3.59
   2001          Q3 01               172                   28                        3.91
                 Q4 01               149                   31                        3.58
   2002          Q1 02               128                   25                        2.67

Source: Smith International

[Slide 4]
                            Deep Formation Leverage
                              Premium Connections
                              (Chart appears here)

10,000' well      $ 80,000
15,000' well      $274,000
20,000' well      $620,000


[Slide 5]
                               Deepwater Leverage
                              Premium Connections

          Revenue potential to Hydril per well drilled to 15,000 feet
                            (Bar chart appears here)


                           ($ Thousands)

Land                           $106
Continental Shelf              $274
Deepwater                      $456


[Slide 6]
                               Deepwater Leverage
                           Pressure Control Equipment

                                ($ Thousands)
                     Drillship Component    Annual Parts
                            Costs           Consumption
                     --------------------   ------------
BOPs                        $ 6,000            $400

Diverter                      1,050             150

Control Systems               9,500             425
                            -------            ----
                            $16,550            $950

[Slide 7]
                                Pressure Control
                           Capital Equipment Backlog
                            (Bar chart appears here)

            ($ Millions)

3Q00            $18.2
4Q00            $15.2
1Q01            $49.0
2Q01            $58.6
3Q01            $54.5
4Q01            $55.8


[Slide 8]
                          Delivering Financial Results

                                           3Q 00     4Q 01    On Target
                                          -------   -------   ---------
Revenues ($ million)                       $44.6     $57.3        X
Operating Income ($ million)               $ 5.7     $11.2        X

Operating Return on Capital Employed        13.5%     19.1%       X

Operating EPS                              $0.17     $0.30        X
Reported EPS                               $0.23     $0.30        X


[Slide 9]
                           Delivering on Commitments

                                                             On Target
                                                             ---------
..      Expand North American premium connection capacity         X

..      Upgrade pressure control infrastructure                   X

..      Development and commercialization of new products         X

[Slide 10]

                               Financial Summary
                      ($ millions, except per share data)

                                1998      1999      2000      2001
                                ----      ----      ----      ----
Revenues                       $239.2    $159.4    $180.0    $239.6
Operating Income                (10.6)     (7.7)     21.4      42.3
Net Income                      (14.5)     (7.2)     15.6      25.6

EPS-Reported                     (.75)    (0.37)     0.76      1.13
EPS-Operating                    (.45)    (0.40)     0.58      1.15


[Slide 11]
                          Well-Capitalized For Growth
                      Capitalization at December 31, 2001
                                  ($ Millions)

Cash and Equivalents                    $ 89

Debt                                      60

Stockholder's equity                     160

Total capitalization                     220
Debt / total capitalization               27%


[Slide 12]
                           Premium Connection Trends

..  International orders are increasing

..  Expanded N. American capacity - well positioned for upturn

..  Pricing discipline

..  New technology

     -Premium connections for expandable tubulars

     -Large diameter connections for marine applications


[Slide 13]
                            Pressure Control Trends

..   Capturing larger market share of capital equipment orders

..   Increasing capacity with new machine tools

..   Increasing base of installed capital equipment drives spare parts revenues

..   Pricing discipline

..   New technology

    -Subsea Mudlift Drilling Company

    -New generation of surface MUX controls

    -New line of medium size, high pressure BOPs

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                         HYDRIL COMPANY


Date:  April 22, 2002           By: /s/  Michael C. Kearney
                                         ------------------
                                         Michael C. Kearney
                                Chief Financial Officer and Vice President-
                                Administration (Authorized officer and principal
                                accounting and financial officer)